UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 7, 2009
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 7, 2009, the Board of Directors, acting on a recommendation from the Compensation Committee, approved a new incentive plan for employees, directors and consultants of the Company and related entities. The plan, titled the 2009 Stock Incentive Plan (the “2009 Plan”), provides for awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards, and other stock-based awards. Certain awards under the 2009 Plan may be designated as performance-based awards consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended.
     The committee that administers the 2009 Plan (currently the Compensation Committee for grants to employees and consultants, and the Board of Directors for grants to non-employee directors) will have full authority to grant awards, to determine the persons to whom awards will be granted and the terms and conditions of each award, and to make other determinations in connection with the 2009 Plan.
     The aggregate number of shares that may be granted under the 2009 Plan may not exceed 10,950,000, less one share for every share subject to an option or stock appreciation right, and 1.5 shares for every share subject to an award other than an option or stock appreciation right, in either case granted under the 2009 Plan or after February 28, 2009 under the Company’s 1999 Equity Incentive Plan or 2005 Stock Incentive Plan (together, the “Prior Plans”). In general, if awards under the 2009 Plan are cancelled, forfeited, or expire or terminate without issuance, or are settled for cash, the shares covered by those awards will again be available for grant under the 2009 Plan. Further, shares underlying awards granted under the Prior Plans that remain undelivered following any expiration, cancellation or forfeiture will be available for awards under the 2009 Plan.
     The 2009 Plan will be effective on June 24, 2009, subject to the approval of the stockholders of the Company. If the 2009 Plan is approved by stockholders as proposed, no further awards will be made under the Prior Plans.
     A copy of the 2009 Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	NeuStar, Inc. 2009 Stock Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	NeuStar, Inc. 2009 Stock Incentive Plan.

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